Liabilities related to associates and joint ventures	12 Months Ended
Dec. 31, 2024
Liabilities Related To Associates And Joint Ventures
Liabilities related to associates and joint ventures

27. Liabilities related to associates and joint ventures

In November 2015, the Fundão tailings dam owned by Samarco Mineração S.A. (“Samarco”) experienced a failure, flooding certain communities and impacting communities and the environment along the Doce River. The dam failure resulted in 19 fatalities and caused property and environmental damage to the affected areas. Samarco is a joint venture equally owned by Vale S.A. and BHP Billiton Brasil Ltda. (‘‘BHPB’’).

Thus, Vale, Samarco, and BHPB entered into agreements with the Federal Union, the States of Minas Gerais and Espírito Santo, and some other federal and state agencies, establishing the creation of socio-environmental and socio-economic programs aimed at adopting measures for mitigation, remediation, and compensation of damages. However, the requirements established reparation measures in the agreements were not fully implemented within the established period, and the involved parties began initiated further negotiations to seeking a definitive agreement for the resolution of all obligations related to the dam collapse.

a) Definitive Settlement for the full reparation

In October 2024, Vale, Samarco and BHPB, together with the Brazilian Federal Government, the State Governments of Minas Gerais and Espírito Santo, the Federal and State Public Prosecutors’ and Public Defenders’ Offices and other Brazilian public entities (jointly, “the Parties”) are considering the general terms for a entered into a settlement new agreement (“Definitive Settlement”) on integral and definitive reparation of the impacts of Fundão dam collapse, in Mariana, Minas Gerais. The agreement was ratified in November 2024.

The Definitive Settlement replaced all of the previously signed agreements, and addressed the claims related to the Fundão dam collapse that were brought by Brazilian public authorities that signed the agreement, from the perspective of socioenvironmental and socioeconomical damages.

The total amount of the Definitive Agreement is US$31.7 billion (R$170 billion), comprising past and future obligations, to serve the people, communities and environment impacted by the dam failure. It includes:

•	US$7.9 billion (R$38 billion) already incurred, from the date of the dam collapse until the Definitive Settlement, by Vale, Samarco and BHPB with remediation and compensation measures and, therefore, do not constitute the Company’s provision balance,
•	US$18 billion (R$100 billion) to be paid over 20 years to the Federal Government, the States of Minas Gerais and Espírito Santo, the municipalities and which will also be used by Justice Institutions, to fund compensatory programs and actions tied to public policies, and
•	US$5.8 billion (R$32 billion) in performance obligations by Samarco, including initiatives for individual indemnification, resettlement, and environmental recovery. The expectation is that the cash disbursement related to these obligations will occur substantially over the next 3 years.

Samarco has primary responsibility for funding the obligations related to the Definitive Settlement. Vale and BHPB have secondary funding obligations in the proportion to their 50 per cent shareholding in Samarco, in extent to which Samarco may not be able to fund the future cash outflows.

The judicial ratification of the Definitive Settlement ended a series of relevant lawsuits, moved by public authorities and justice institutions in Brazil. Vale, jointly with BHPB and Samarco, is requiring the termination and archive of these proceedings.

b) Provision related to the Samarco dam failure

As a result of the Definitive Agreement, the Company recognized an addition to the provision in the amount of US$956 and reflects the change in Vale’s assessment of potential outflows to resolve all aspects of the reparation and compensation of the Samarco dam failure.

Changes in the provision

Total
Balance as of December 31, 2023	4,427
Addition to the provision due to the Definitive Agreement	956
Monetary and present value adjustments	107
Disbursements	(808)
Translation adjustments	(1,019)
Balance as of December 31, 2024	3,663

The cash outflows to meet the obligations are discounted to present value at an annual rate in real terms, which increased from 5.22% on December 31, 2023, to 7.30% on December 31, 2024.

c) Remaining legal proceedings

With the Definitive Agreement, the public civil actions brought by the Brazilian Justice Institutions and Brazilian public authorities were substantially resolved and the parameters for compliance with the reparation and compensation for damages were defined. Thus, the remaining most relevant legal proceedings are shown below:

Claims in the United Kingdom and the Netherlands

In July 2024, Vale and BHP have entered into a confidential agreement without any admission of liability pursuant to Vale and BHP will share equally any potential payment obligations arising from the UK and Dutch Claims, described below.

London Contribution claim - As a result of the rupture of Samarco’s Fundão dam failure, BHP Group Ltd (“BHP”) was named as defendant in group action claims for damages filed in the courts of England and Wales for various plaintiffs, between individuals, companies and municipalities from Brazil that were supposedly affected by the Samarco dam failure (the “UK Claim”).

The proceedings against BHP are still progressing in London and the first phase of the trial began in October 2024 expected to last until March 2025. It is estimated that the first-stage judgment will be handed down in the third quarter of 2025. The likelihood of loss of these proceedings is considered possible. However, considering the initial phase, it is not yet possible to reliably estimate the amount of a potential loss.

Netherlands proceeding - In March 2024, a court in Amsterdam granted a preliminary injunction freezing the shares in Vale Holdings B.V., a wholly owned subsidiary incorporated in the Netherlands, and the economic rights attached to those shares, in guarantee of an amount of approximately US$956 (EUR920 million). The freezing orders were issued in anticipation of a legal action to be brought against Vale by certain Brazilian municipalities and an organization that represents individuals and small businesses that claim to have been affected by the collapse of Samarco’s Fundão dam in 2015.

In addition, in 2024, three rogatory letters were fulfilled in Brazil, sent by the Amsterdam court, so that Vale could be notified about the filing of the lawsuit and the seizure orders. In the records of these rogatory letters, Vale has already anticipated its understanding about the lack of jurisdiction of the Dutch Justice to analyze the claims of the initial petition.

The first court event for Vale in the Dutch court is expected to take place in the first quarter of 2025. The likelihood of loss of these proceedings is considered possible. However, considering the initial phase, it is not yet possible to reliably estimate the amount of a potential loss.

d) Judicial reorganization of Samarco

In April 2021, Samarco filed for Judicial Reorganization (“JR”) with the Courts of Minas Gerais to renegotiate its debt, which was held by bondholders abroad. The purpose of JR is to restructure Samarco’s debts and establish an independent and sustainable financial position, allowing Samarco to keep working to resume its operations safely and to fulfill its obligations related to the Renova Foundation.

In May 2023, Vale S.A. entered into a binding agreement jointly with BHPB, Samarco and certain creditors which hold together more than 50% of Samarco's debt, setting the parameters of Samarco’s debt restructuring to be implemented through a consensual restructuring plan, which was approved by the creditors, submitted to the JR Court in July 2023, and confirmed by the judge in September 2023.

In December 2023, Samarco’s existing US$4.8 billion of financial debt held by creditors was exchanged for approximately US$3.9 billion of long-term unsecured debt, bearing interest from 2023 to 2031.

After the execution of the plan, Samarco has a lean capital structure, in line with its operational ramp-up and cash flow generation. The plan considers the fund of the reparation and compensation programs capped at US$1 billion from 2024 to 2030 and additional contributions after that period due to the Samarco’s projected cash flows generation.

e) Tax consequences for Vale arising from the consensual restructuring plan of Samarco

The plan provides that additional cash demands from Renova Foundation will be made through capital contributions to Samarco. The contributions have been carried out directly by Vale and BHPB to the Renova Foundation on behalf of Samarco and, therefore, they were deemed tax deductible as incurred, according to the Brazilian tax regulation. Therefore, due to the change in the mechanism to fund Renova, Vale will no longer be allowed to deduct future payments from its income tax computation as they are not tax deductible in Brazil. Thus, the deferred income tax asset over the provision in the amount of US$1,078 was reversed in full, with the corresponding impact in the income statement for the year ended December 31, 2023, recorded as “Income taxes” (note 9a).

f) Summarized financial information

The summarized financial information of Samarco are as follows. The stand-alone financial statements of Samarco may differ from the financial information reported herein, which is prepared considering Vale’s accounting policies.

	Year ended December 31,
	2024	2023
Current assets	659	532
Non-current assets	2,924	3,590
Total assets	3,583	4,122

Current liabilities	4,026	3,342
Non-current liabilities	17,603	12,179
Total liabilities	21,629	15,521
Negative reserves	(18,046)	(11,399)

(Loss) net income for the year ended	(7,371)	2,669

Accounting policy

A provision is recognized when there is a present obligation as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate can be made. The provision is recorded as "Equity method results and other results in associates and joint ventures" in the income statement.

Provisions are recognized and subsequently measured at the present value of the estimated expenditures required to settle the Company's obligation. The effect related to the passage of time is presented in the income statement of the respective period as financial results.

Critical accounting estimates and judgments

Under Brazilian legislation and the terms of the joint venture agreement, the Company does not have an obligation to provide funding to Samarco. Accordingly, the Company’s investment in Samarco was fully impaired and no provision was recognized in relation to the Samarco’s negative equity.

The provision related to the Samarco dam failure requires the use of assumptions and estimates, which may significantly change due to: (i) the cost to complete the programs under the Definitive Agreement, (ii) the extent to which Samarco will be able to directly pay its future obligations related to remediation and compensation, considering that its cash flow projections mainly depend on Samarco's ability to resume maximum production levels and commodity prices, (iii) resolution of potential and existing legal claims, and (iv) updates to the discount rate.

As a result, future expenditures may differ from the amounts currently provided and changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods.